As filed with the Securities and Exchange Commission on December 8, 2004

                                             Registration Statement Nos. 2-36429
                                                                       811-36963

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              - - - - - - - - - -

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

   Pre-Effective Amendment No.                                              / /
                               ....


   Post-Effective Amendment No. 75                                         /X/
                               ....

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /X/


   Amendment No.  45                                                        /X/
                 ....

                        (Check appropriate box or boxes.)
   ...........................................................................
               (Exact Name of Registrant as Specified in Charter)

                                THE RESERVE FUND
   ...........................................................................

                    (Address of Principal Executive Offices)
                           1250 BROADWAY, NEW YORK, NY
                                   10001-3701
                                   (Zip Code)

   Registrant's Telephone Number, including Area Code   (212) 401-5500
   .............................................................................

                            Amy W. Bizar, Esq.
                            The Reserve Funds
                            1250 Broadway
                            New York, NY 10001-3701

                     (Name and Address of Agent for Service)

   Approximate date of Proposed Public Offering ... immediately upon filing

It is proposed that this filing will become effective (check appropriate box)

   /X/ immediately upon filing pursuant to paragraph (b)

   / / on (date) pursuant to paragraph (b)

   / / 60 days after filing pursuant to paragraph (a)(1)

   / / on (date) pursuant to paragraph (a)(1)

   / / 75 days after filing pursuant to paragraph (a)(2)

   / / on (date) pursuant to paragraph (a)(2) of rule 485.

If approriate, check the following box:

   / / this post-effective amendment designates a new effective data for a previously filed post-effective amendment.

[AMERICAN EXPRESS(R) LOGO]

                                THE RESERVE FUND
                          STRATEGIST MONEY-MARKET FUND

                                   PROSPECTUS
                                DECEMBER 8, 2004


                                   ----------

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
     SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

                 (This page has been left blank intentionally.)

TABLE OF CONTENTS

     ABOUT THE FUND
     Investment Objective                                                      2
     Principal Investment Strategies                                           2
     Principal Risks                                                           4
     Performance                                                               5
     Fees & Expenses                                                           6
     Fund Management                                                           7

     YOUR ACCOUNT
     How to Buy Shares                                                         8
     How to Sell Shares                                                        9
     Frequent Purchases and Redemptions                                       10

     SHAREHOLDER SERVICES                                                     11

     DIVIDENDS & TAXES                                                        12

     FINANCIAL HIGHLIGHTS                                                     13

QUESTIONS?
Shareholders should direct their inquiries to American Express, the firm from which they received this Prospectus or to the Reserve Funds.(R)

American Enterprise Investment Services, Inc.
70400 AXP Financial Center
Minneapolis, Minnesota 55474
(800) 297-7378

ABOUT THE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund is designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities. The Fund seeks to maintain a stable $1.00 share price. The Fund has maintained a constant share price since inception, and will strive to continue to do so.

At times, the Fund may invest substantially all of its assets in shares of the Primary Fund, another series within the same Trust as the Fund. The Primary Fund has substantially the same investment objective and policies as the Fund. At other times, the Fund will invest only in other SHORT-TERM SECURITIES.

     - SHORT-TERM SECURITIES - securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Fund monitors a range of economic and financial factors. Based on this analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated MONEY-MARKET SECURITIES that are intended to provide as high a yield as possible without violating the Fund's credit quality and maturity restrictions or jeopardizing the stability of its share price. The average maturity of the Fund's securities portfolio will not be more than 90 days. To further minimize investment risks, the Fund does not invest in commercial paper.

     - MONEY MARKET SECURITIES - short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund seeks to attain its objective by investing in U.S. government securities, deposit-type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by such obligations.

BANK OBLIGATIONS. The Fund will principally invest in obligations of U.S. banking institutions who are members of the Federal Deposit Insurance Corporation and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks, or of foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies (EURODOLLAR OBLIGATIONS and YANKEEDOLLAR OBLIGATIONS). The Fund may invest more than 25% of its assets in bank obligations.

     - EURODOLLAR OBLIGATIONS - dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.
     - YANKEEDOLLAR OBLIGATIONS - dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

MUNICIPAL OBLIGATIONS. The Fund may also invest in MUNICIPAL OBLIGATIONS.

     - MUNICIPAL OBLIGATIONS - Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.

Municipal obligations include GENERAL OBLIGATION BONDS, REVENUE BONDS, PRIVATE ACTIVITY BONDS and MORAL OBLIGATION BONDS. Certain types of private activity bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

     - GENERAL OBLIGATION BONDS - Obligations backed by the taxing power of the issuer.
     - REVENUE BONDS - Obligations backed by revenue generated from a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power.
     - PRIVATE ACTIVITY BONDS - Private activity bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer.
     - MORAL OBLIGATION BONDS - Obligations issued by special purpose public authorities. An issuer of a moral obligation bond may be unable to meet its debt service obligation, which is a moral commitment but not a legal obligation of a state or municipality.

U.S. GOVERNMENT SECURITIES. The Fund also seeks to attain its objective by investing in U.S. government securities and repurchase agreements supported by such investments.

     - U.S. GOVERNMENT SECURITIES - securities issued by the government of the United States, its agencies and instrumentalities.

U.S. TREASURY OBLIGATIONS. Among the government securities the Fund may purchase are U.S. Treasury Securities. U.S. Treasury securities are backed by the FULL FAITH AND CREDIT of the U.S. government.

     - FULL FAITH AND CREDIT - The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees.

     - REPURCHASE AGREEMENTS - Under a repurchase agreement, the seller agrees to repurchase a security from the buyer at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

CREDIT QUALITY. The Fund may purchase securities which are rated in one of the two highest short term ratings, generally by two of the nationally recognized statistical rating organization. Obligations which are not rated may also be purchased, provided the Fund's investment adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees in accordance with Federal securities regulations.

MATURITY. The average maturity of the Fund's securities portfolio will not be more than 90 days. In addition, the Fund will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, or 397 days (13 months) for other securities.

INVESTMENTS IN THE PRIMARY FUND. The Fund may invest some, or virtually all, of its assets in shares of the Primary Fund when Fund management believes that it will result in a higher yield than is available from other types of investments. The Primary Fund is subject to substantially the same investment policies, restrictions and risks as the Fund. If the Fund invests in Primary Fund shares, it will not pay both its own management fees and those of the Primary Fund, since the management fees of the Fund will be reduced by the amount of the Primary Fund fees pertaining to the Fund's assets.

                                 PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (the FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The value of the Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on the Fund's portfolio and therefore the Fund's yield:

     - INTEREST RATE RISK. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's yield will typically fall as well. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned. When interest rates go up, the value of debt securities generally goes down. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Fund invests.

     - CREDIT QUALITY RISK. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money-market security to decrease.

     - RETURNS. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds that entail higher levels of risk.

     - BANKING INDUSTRY RISKS. The Fund is subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

The Fund is also subject to the risks associated with certain types of securities held:

     - REPURCHASE AGREEMENTS. In the event of a default by a repurchase agreement counterparty, the Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

     - FOREIGN SECURITIES. Eurodollar and Yankeedollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, higher transaction costs, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

     - MUNICIPAL SECURITIES. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund's policies and procedures with respect to the disclosure of its portfolio holdings are available in the Fund's Statement of Additional Information.

SUITABILITY. Different investors have different investment goals. Investments in money market funds generally provide greater security and liquidity than other types of investments but usually do not offer as high a rate of return. The Fund is not intended to be a balanced investment program. It is intended to provide professional management for your cash and a convenient way to gain interest income as a part of a diversified portfolio.

                                   PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar charts show annual total returns on the Fund's shares for each completed calendar year since inception. Past performance is not necessarily an indication of how the Fund will perform in the future.

[CHART]

                  TOTAL RETURN FOR STRATEGIST MONEY-MARKET FUND

        CALENDAR YEARS ENDED DECEMBER 31
                    1997                             4.61%
                    1998                             4.52%
                    1999                             5.00%
                    2000                             6.33%
                    2001                             3.97%
                    2002                             1.44%
                    2003                             0.79%

During the periods shown above, the highest quarterly return was 1.59% for the quarter ended September 30, 2000 and the lowest quarterly return was 0.16% for the quarter ended September 30, 2003. The return for the period from January 1, 2004 to September 30, 2004 was 0.61%.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003

                                                   SINCE
                       ONE YEAR    FIVE YEARS    INCEPTION*
                       --------    ----------    ----------
                         0.79%        3.51%         3.99%

                *   Fund inception date is May 1, 1996.

                FOR THE FUND'S CURRENT YIELD, CALL TOLL-FREE (800)297-7378

                                 FEES & EXPENSES

The Fund offers a single share class. You may pay the fees and expenses, described in the table below, if you buy and hold shares of the Fund. The Fund is a no-load fund, meaning that there is no sales charge (load) or exchange fee associated with an investment in the Fund.



    SHAREHOLDER FEES*
    (Fees paid directly from your investment)
       Shareholder Transaction Fees                     None
       Redemption Fees                                  None

    ANNUAL FUND OPERATING EXPENSES
    (Expenses that are deducted from Fund assets)
       Management Fee**                                 0.80%
       Distribution and Service (12b-1) Fee#            0.20%
       Other Expenses+                                  0.00%
                                                        ----
    Total Annual Fund Operating Expenses++              1.00%
                                                        ====



----------
* The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $1,000, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 except for certain redemptions through financial intermediaries. Wire redemption fees, "stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

** The Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. For the fiscal year ended May 31, 2004, the investment adviser waived fees of Fund 0.40% of its average daily net assets. The fees attributable to Fund's investment in the Primary Fund were 0.04% of the Fund's average daily net assets on an annual basis, (representing approximately six months of fees at an annual rate of 0.08%). The Fund did not pay both its own management fees and those of the Primary Fund, since the Fund's investment adviser reimbursed the Fund an additional 0.04% of its average daily net assets, which constituted all of the fees of the Primary Fund pertaining to the Fund's investment. After the above waiver and reimbursement, the comprehensive management fee was 0.36% of the Fund's average daily net assets.

# For the fiscal year ended May 31, 2004, Resrv Partners, Inc., the Fund's distributor, waived 12b-1 Distribution and Service Fees of 0.20%, constituting all of the 12b-1 Fees of the Fund.

+ Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. It is estimated that these fees will be less than 0.005% for the Fund.

++ After the Comprehensive Management Fee waiver and the 12b-1 Fee waiver, the Total Annual Fund Operating Expenses were 0.36% for the fiscal year ended May 31, 2004.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                       --------    -----------    ----------    ---------
                        $  105      $  328        $  568        $ 1,258

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. The investment adviser for the Fund is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of October 31, 2004, RMCI had approximately $28.6 billion in assets under management. RMCI manages the Fund, subject to policies adopted by the Trustees, under the terms of an Investment Management Agreement. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to the Fund, including transfer agent services. For its services the Fund pays RMCI a comprehensive management fee at the annual rate of 0.80% of the Fund's average daily net assets. RMCI may voluntarily waive all or a portion of the management fee.

THE DISTRIBUTOR. The Fund's distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of RMCI. The Fund, has a Distribution Plan under Rule 12b-1, which allows the Fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The amount payable under the distribution plan is 0.20% per year of the Fund's average net assets. Since this fee is paid out of the assets of the Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Resrv may voluntarily waive all or a portion of the distribution fee.

YOUR ACCOUNT

                                HOW TO BUY SHARES

ACCOUNT OWNERSHIP. You will need to specify whether you wish to open a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Reserve Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Fund will not be responsible for actions taken by either party with respect to this type of account.

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share (NAV). The NAV is calculated by taking the total value of the assets of the Fund, subtracting its liabilities, and then dividing by the number of shares that are issued and outstanding. The Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses. The Fund intends to distribute substantially all income daily to maintain a constant share price of $1.00.

The Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests. The cut-off time is 5:00 p.m. Eastern time. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by the Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Fund's distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund's NAV.

MINIMUM INVESTMENTS. There is no initial or subsequent investment minimum for shares of the Fund, except that for an Individual Retirement Account, a minimum initial investment of $1,000 and a minimum subsequent investment of $250 applies. The investment minimums may be reduced or waived in certain circumstances and may be changed by the Fund at any time. Purchases through financial intermediaries may be subject to different minimum investment requirements.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to American Express brokerage. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks should be mailed or delivered to American Express Financial Corporation, 70400 AXP Financial Center, Minneapolis, Minnesota 55474.

     - By Federal wire - Call American Express at 800-297-7378, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange Class R or single class shares of other Reserve money market funds or the affiliated Hallmark equity funds for shares of the Fund. Any new account established through an exchange will have the same privileges as the original account (provided they are available). There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds, except that certain Hallmark funds may be subject to an Early Redemption Fee on exchanges of shares held for 15 days or less at the time of the exchange. The Fund may change or discontinue the exchange privilege at any time.

RIGHT TO REFUSE PURCHASES. The Fund reserves the right to refuse any purchase request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on each day that the Fund's NAV is calculated. Generally, the Fund's NAV is not calculated and redemption orders are not accepted on days that the NYSE is closed, except for Good Friday. In addition, the NAV is not calculated and redemption orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and redemption orders accepted on any day if RMCI determines it is in the shareholders' interest to do so. Shares will be redeemed at the next net asset value determined after a proper redemption request, by telephone or in writing, is received by the Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc. Redemption requests received after the cut-off time for the calculation of the Fund's net asset value on any day will be redeemed at the net asset value calculated on the next business day.

Redemption proceeds can be paid to you by check or by wire transfer. When redeeming recently purchased shares, please be aware that if the Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order. A service fee of $2 may be charged on redemption checks for less than $100 and a service fee of $10 may be charged on wire redemptions of less than $10,000.

      THE FUND ASSUMES NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED
                                OR MAILED FUNDS.

TELEPHONE REQUESTS. If you have signed up for telephone redemptions, you may redeem your shares by calling American Express at 800-297-7378. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact American Express at 800-297-7378 or send a written request with a signature guarantee. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund's name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an Individual Retirement Account (IRA), please call for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -  the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of that financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their Fund shares for Class R or single class shares in other Reserve or Hallmark funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to carefully read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds, except that shares of certain Hallmark equity funds may be subject to an Early Redemption Fee if they are exchanged 15 days or less after they were acquired. The Fund may change or discontinue the exchange privilege at any time.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect the Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA, has an average monthly account balance of less than $1,000 and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

                       FREQUENT PURCHASES AND REDEMPTIONS

Purchases or sales of shares of the Fund should not be used to exploit short-term swings in the market. Frequent purchase or sale transactions may harm the Fund by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase that it believes to be short-term, excessive or disruptive to the Fund. The Fund may also limit or terminate the right to make purchases of any shareholder making excessive or short-term purchases or sales. The Fund may not be able to determine that a specific purchase or sale is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Fund's intention to do so.

ACCOUNT SERVICES

                              SHAREHOLDER SERVICES

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-297-7378.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund within 60 days. Failure to do so could result in the shareholder suffering a loss. The Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Fund or the financial intermediary through which you purchased your Fund shares.

DIVIDENDS & TAXES

                                    DIVIDENDS

On each day the Fund is open, it declares dividends of substantially all of its daily net investment income and net realized short-term capital gains, if any. Unless you have elected to receive dividends in cash, all dividends, and capital gains distributions, if any, (together, "dividends") are paid in the form of additional shares credited to your account at the NAV on the day the dividends are paid. If you have elected to receive dividends in cash, you will be sent monthly checks for those amounts. Shareholders redeeming their holdings will receive all dividends declared and reinvested prior to the date of redemption.

                                      TAXES

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information regarding Federal taxes for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax adviser(s) with regard to the tax consequences of the purchase, ownership or redemption of Fund shares and for information regarding any state or local taxes.

The Fund intends to maintain its status as a regulated investment company for Federal income tax purposes, so that the Fund will not be liable for Federal income taxes on the amounts distributed to shareholders. However, it is possible that events could occur which could cause the Fund to incur some U.S. taxes.

The tax treatment of dividends, as described below, will be the same whether they are reinvested or taken in cash. Dividends will not be eligible for the recently enacted lower rate on "qualified dividend income" to the extent that they are derived from short-term capital gains or income on short-term debt instruments. The tax status of capital gains distributions is determined by how long the Fund held the securities sold and not by how long you have held your Fund shares.

If you exchange shares of the Fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax.

If you are a foreign entity, the Fund's ordinary income dividends (which may include short-term capital gains), will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

The Fund is required to withhold Federal taxes on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or social security number to the Fund, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The Fund may be fined for each account for which those numbers are not provided or are incorrect. If such a fine is imposed, the amount of the fine will be charged to the shareholder's account.

The tax status of dividends and distributions will be detailed in annual tax statements from the Fund.

Dividends from the Fund will generally be taxed as ordinary income, although the Fund may also distribute amounts taxable as capital gains.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid by the Fund to shareholders.

FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

The Financial Highlights table below is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request by calling 800-297-7378.

                                                                           FOR FISCAL YEARS ENDED MAY 31,
                                                       ------------------------------------------------------------------
                                                          2004          2003          2002          2001          2000
                                                       ----------    ----------    ----------    ----------    ----------
    Net asset value at beginning of year               $   1.0000    $   1.0000    $   1.0000    $   1.0000    $   1.0000
                                                       ----------    ----------    ----------    ----------    ----------
    Net investment income from investment operations       0.0066        0.0123        0.0232        0.0579        0.0550
    Less dividends from net investment income             (0.0066)      (0.0123)      (0.0232)      (0.0579)      (0.0550)
                                                       ----------    ----------    ----------    ----------    ----------
    Net asset value at end of year                     $   1.0000    $   1.0000    $   1.0000    $   1.0000        1.0000
                                                       ==========    ==========    ==========    ==========    ==========
    Total Return                                             0.66%         1.24%         2.36%         5.78%         5.50%

    RATIOS/SUPPLEMENTAL DATA

    Net assets end of year (millions)                  $     12.1    $     15.4    $     20.1    $     27.4    $     42.3
    Ratio of expenses to average net assets                  0.96%*        1.00%*        1.01%*        1.01%*        1.00%*
    Ratio of net investment income to average
     net assets                                              0.06%         0.63%         1.78%         5.19%         4.61%
    Ratio of expenses to average net assets net
     of fee waivers                                          0.36%*        0.40%*        0.41%*        0.41%*        0.40%*
    Ratio of net investment income to average net
      assets net of fee waivers                              0.66%         1.23%         2.38%         5.79%         5.21%

----------
*    Does not include expenses of the Reserve Primary Fund.

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of the Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. the Reserve Funds are not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (E.G., account number, spending and payment history, use of online products and services) and other transactions with the Reserve Funds and others.

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for the Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for the Reserve Funds, such as printing statements, checks, etc.

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30a.m. and 6:00p.m. (Eastern
Time) or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 800-637-1700.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.

-  Never provide confidential information to unknown callers.

-  Protect your account records including all statements and receipts.

- Use a secure browser when doing business on the Internet, and exit online applications when finished.

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

     -  Contact Reserve customer service immediately.

     - Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

     - File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

     - Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to the "Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

              (This page has been left blank intentionally.)

This Prospectus contains the information about the Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling American Express toll free at 800-297-7378.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

American Express Money Market Fund Account is a cash management service offered by the Reserve Funds through American Express Financial Corporation. Shares offered are shares of the Reserve family of funds.

                  INVESTORS ARE ADVISED TO READ AND RETAIN THIS
                        PROSPECTUS FOR FUTURE REFERENCE.

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE INVESTMENT SERVICES INC.
A SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION

70400 AXP Financial Center
Minneapolis, MN 55474
www.americanexpress.com

FOR YIELD AND BALANCE INFORMATION CALL
800-297-7378

Distributor -- Resrv Partners, Inc.
RF/STRAT 12/2004

Investment Company File Number: 811-2033
The Reserve Fund

[AMERICAN EXPRESS(R) LOGO]

AMERICAN EXPRESS
MONEY MARKET ACCOUNTS

                                                                      Strategist
                                                                    Money Market
                                                                            Fund

Prospectus
December 8, 2004

                                                                      OFFERED BY
                                                               THE RESERVE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                STRATEGIST FUND
                                       OF
                                THE RESERVE FUND

                    1250 BROADWAY, NEW YORK, N.Y. 10001-3701
                           212-401-5500 - 800-637-1700

                                   ----------

The Reserve Fund (the "Trust") was organized on February 1, 1970 as a Maryland corporation and re-organized on October 28, 1986 as a Massachusetts business trust. The Trust, is an open-end management investment company registered with the Securities & Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This Statement of Additional Information ("SAI") pertains to the Strategist Fund, one of the seven series of The Reserve Fund (the "Fund"). At the date of this SAI, the Reserve Fund had seven series authorized and the Fund had one class of shares outstanding. Additional series and classes may be added by the Board of Trustees of the Trust (the "Trustees") without a shareholder vote.

Reserve Management Co., Inc. ("RMCI" or "Adviser") serves as the Investment Adviser to the Trust. Resrv Partners, Inc. ("RESRV"), an affiliate of RMCI, is the distributor of shares of the Fund pursuant to a distribution agreement between Resrv and the Trust. RMCI and RESRV are located at 1250 Broadway, New York, NY 10001-3701.

                                   ----------

This SAI is not a prospectus, and should be read in conjunction with the combined prospectus of the Fund dated December 8, 2004 (the "Prospectus"). The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated by reference into this SAI from the Fund's annual report to shareholders for the fiscal year ended May 31, 2004 (the "Annual Report").

A copy of the Prospectus and the Annual Report may be obtained without charge by writing to the Trust at the address shown above or by calling RMCI, toll free at 800-637-1700. The SEC maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, the Annual Report, material incorporated by reference and other information regarding the Fund.

                                   ----------

                      THIS SAI IS DATED DECEMBER 8, 2004.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
Investment Objective and Policies                                           3
Money Market Instruments and Investment Strategies                          5
Risks of Investing in the Fund                                              10
Portfolio Transactions                                                      12
Management of the Trust                                                     12
Investment Management Arrangements                                          15
Distribution Arrangements                                                   18
Other Service Providers                                                     19
How to Buy and Sell Shares                                                  19
Shareholder Services                                                        24
Dividends, Distributions and Taxes                                          25
Yield Information                                                           27
Information About the Trust                                                 28
Financial Statements                                                        30
Appendix A - Credit Ratings                                                 31
Appendix B - Proxy Voting Policy and Procedures                             32



           SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND
      WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

These investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act. There can be no assurance that the Fund will achieve its objective.

The Fund invests principally in short term money market obligations, rated in one of the two highest short term ratings from a nationally recognized statistical rating organization or in the securities of other open-end investment companies with substantially the same investment objective as the Fund. At times, the Fund may invest substantially all of its assets in shares of the Primary Fund, which is another series within the same Trust and has substantially the same investment objective and policies as the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUNDAMENTAL POLICIES. The Fund's investment objective and the following fundamental investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund (a "Majority Vote"). Under the Fund's fundamental investment policies, the Fund may not:

     (1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;

     (2) issue senior securities except in compliance with the Investment Company Act;

     (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     (4) invest more than 25% of its total assets in any particular industry, except to the extent that its investments may be concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;

     (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;

     (6) lend more than 33 1/3% of the value of its total assets, except to the extent its investments may be considered loans;

     (7) sell any security short or write, sell or purchase any futures contract or put or call option; and

     (8) make investments on a margin basis.

The Fund is a diversified investment company. Under Section 5(b) of the Investment Company Act, a diversified company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. Any management company other than a diversified company is defined as a "non-diversified" company pursuant to Section 5(b)(2).



The Fund intends to comply with the diversification requirements of Rule 2a-7 under the Investment Company Act, which generally limit a money market fund to investing no more than 5% of its total assets in securities of any one issuer, except U.S. government securities, and, if such securities are not First Tier Securities (as defined in the Rule), to not more than 1% of its total assets. First Tier securities are securities rated in the highest short-term category for debt by at least two nationally recognized statistical rating organizations, shares of another money-market fund, or U.S. government securities).


Money-market funds are also subject to the credit quality and maturity requirements of Rule 2a-7.



In order to maintain a $1.00 share price, the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines to ensure that these transactions are fully collateralized and to monitor the creditworthiness of all entities, including banks and broker-dealers, with whom a Fund proposes to enter into repurchase agreements. Such procedures are reasonably designed, taking into account current market conditions and the investment objective of each Fund, to attempt to maintain the Fund's NAV as computed for the purpose of sales and redemptions at $1.00 per share.


As a matter of policy, the Fund may not invest in commercial paper.


Notwithstanding the foregoing investment restrictions the Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.


Although not currently using a "master/feeder" structure, the Trust has obtained shareholder approval to use a "master/feeder" structure. In that case, the Fund may become a "feeder fund" that would invest in a corresponding "master fund" rather than investing directly in securities. The master fund, in turn, would invest in securities according to the strategies and policies described in this Prospectus. A potential benefit of this structure is that the expenses of the master fund could be shared with any other feeder funds. The Fund has no current plans to implement a master/feeder structure.

The Fund may invest in shares of the Primary Fund when Fund management believes that it will result in a higher yield than is available from other types of investments. At times, nearly all of its assets may be invested in that fund. The Primary Fund is subject to substantially the same investment policies, restrictions and risks as the Fund. If the Fund invests in Primary Fund shares, it will not pay both its own management fees and those of the Primary Fund, since the Fund's management fees will be reduced by the amount of the Primary Fund fees pertaining to the Fund's assets.

               MONEY MARKET INSTRUMENTS AND INVESTMENT STRATEGIES


The following section contains more detailed information about the types of instruments in which the Fund may invest, the strategies the Fund may employ, and a summary of the related risks. A particular type of instrument or strategy will be utilized only when, in the Adviser's opinion, the utilization will help the Fund achieve its investment objective.

Money-market securities are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money-market fund having demand or put features, which have the effect of shortening the security's maturity. Municipal money-market securities include variable rate demand bonds, commercial paper, municipal notes and shares of municipal money-market funds.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

The Fund intends to qualify as a "regulated investment company" for purposes of the "Subchapter M" of the Internal Revenue Code. This limits the aggregate value of all investments (except United States government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.


U.S. TREASURY OBLIGATIONS. The Fund may invest in obligations of or, obligations guaranteed by, the U.S. Treasury and backed by the full faith and credit of the U.S. government such as Treasury bills, Treasury notes, and Treasury bonds. In addition, U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.


U.S. GOVERNMENT SECURITIES. The Fund and may also invest in other U.S. government securities including instruments which are issued or guaranteed by agencies of the federal government and instrumentalities that have been established or sponsored by the U.S. government, and certain interests in the foregoing securities. U.S. government securities include obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home

Loan Bank ("FHLB"). Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

BANK OBLIGATIONS. The Fund may invest in bank obligations, including certificates of deposit, banker's acceptances, time deposits and securities backed by a letter of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. A certificate of deposit is a negotiable certificate representing a bank's obligation to repay funds deposited with it, which earns a specified rate of interest over a given period. A banker's acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is a guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

DOMESTIC BANK OBLIGATIONS. Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. The Fund will treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations) as obligations issued by domestic banks only if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

FOREIGN BANK OBLIGATIONS. The Fund may also invest in obligations ("Eurodollar" obligations) of foreign banks located in industrialized nations in Western Europe, as well as Australia and Canada and foreign branches of U.S. banks which have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. Eurodollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for the Fund. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. standards. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Fund held overseas will be held by foreign branches of the Fund's custodian or by other U.S. or foreign banks under sub-custodian arrangements complying with the requirements of the Investment Company Act.

MUNICIPAL OBLIGATIONS. The Fund may also invest in municipal obligations. Municipal obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from specific project or specific assets, or be domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

The two principal classifications of municipal obligations are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are backed by the issuer's faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. The Fund's portfolio may include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a normal commitment but not a legal obligation of a state or municipality. Moral obligation bonds must meet the same credit quality standards as the other investments of a Fund.

The Fund will purchase municipal securities which are rated MIG1 or MIG2 or Prime 1 or Prime 2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 or A-1 or A-2 by Standard & Poor's Corporation ("S&P"). Municipal obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by RMCI to those rated securities in which the Fund may invest, pursuant to guidelines established by the Trustees.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

CREDIT SUPPORTS. In view of the Fund's investment in private activity bonds and notes secured by letters of credit or guarantees of banks, an investment in the Fund's shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

WHEN-ISSUED MUNICIPAL OBLIGATIONS. Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Fund's ability to purchase municipal securities on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such municipal obligations. During the period between the purchase and settlement dates, no payment is made by a Fund to the issuer and no interest accrues to a Fund on such securities. To the extent that assets of the Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, the Fund will earn no income. However, it is the Fund's intent to be as fully invested as is practicable. While when-issued securities may be re-sold prior to settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value per share ("NAV"). The Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that the Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

The Fund may also employ the following investment strategies:

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements ("repos"). Under such agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund will limit repos to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Trustees. To reduce the risk of incurring a loss on a repo, the Fund will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. A repo may be construed to be a collateralized loan by the purchaser to the seller secured by the securities transferred to the purchaser. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold".

Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default, instead of the contractual fixed rate of return, the rate of return would be dependent upon intervening fluctuations of the market value of the security and the accrued interest on the security. The Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements ("reverse repos") when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. It is the Fund's policy that entering into a reverse repo transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction. Reverse repos involve the sale of money market securities held by the Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. In a typical reverse repo transaction, the seller (the Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for receiving a percentage of its value. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other appropriate liquid securities that have a value equal to the repurchase price. A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

INVESTMENTS IN ILLIQUID SECURITIES. Illiquid securities generally are any securities that cannot be disposed of promptly, in the ordinary course of business, at approximately the amount at which the fund has valued the instruments. The Fund may invest in illiquid securities if such investments would not exceed 10% of the Fund's net assets. The liquidity of the Fund's investments is monitored under the supervision and direction of the Trustees. Investments currently considered illiquid include repos not maturing within seven days and certain restricted securities.

BORROWING. The Fund has the authority to borrow money, including through reverse repurchase transactions, for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing subjects the Fund to interest costs. Borrowing could also involve leverage if securities were purchased with the borrowed money. To avoid this, the Fund will not purchase securities while borrowings are outstanding.

SECURITIES LENDING AGREEMENTS. The Fund may, from time to time, lend securities on a short-term basis to banks, brokers and dealers (but not individuals) if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Fund's assets. The Fund will receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. Under current regulations, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return the borrowed securities within the standard time period for the settlement of securities transactions.

The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund may pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all applicable regulatory requirements.

The Fund could suffer a loss in the event that there are losses on investments made with such collateral. In the event the borrower defaults on its obligations, the Fund could suffer a loss where the market value of securities received as collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral.

CREDIT QUALITY. The SEC has adopted regulations that dictate the credit quality requirements for money market funds. These require the Fund to invest exclusively in high-quality securities. Generally, high-quality securities are securities that are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO"), or by one NRSRO if only one has rated the securities, or, if unrated, securities determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities are generally rated within the highest category or determined to be of comparable quality. Money market fund shares and U.S. government securities are also first tier securities. Second tier securities generally are rated within the second-highest category. Should a security's high-quality rating change after purchase by the Fund, the Adviser would take such action, including no action, determined to be in the best interest of the Fund.

                         RISKS OF INVESTING IN THE FUND

The principal risk factors associated with an investment in the Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Fund's assets.

CREDIT RISK. This is the risk that the issuer of a security that the Fund owns will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the obligation. This risk is reduced to the extent that the Fund invests in U.S. Treasury or U.S. government securities. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes.

INTEREST RATE RISK. Interest rate risk is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund may lose money if interest rates rise sharply in a manner not anticipated by Fund management. However, when interest rates fall, the Fund's yields will typically fall as well.

MUNICIPAL SECURITIES RISK. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Yields on municipal securities also depend on the size of a particular offering, the maturity of the obligation and the credit rating of the issue. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer may affect the overall municipal market. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced from time to time. This could have a significant impact on the prices of some or all of the municipal securities held by the Fund, making it more difficult to maintain a stable NAV.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

TEMPORARY DEFENSIVE POSITIONS. The Fund will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and this SAI. However, from time to time, the Fund may take a temporary defensive position that is inconsistent with the Fund's principal investment strategies to attempt to respond to adverse market, economic, political or other conditions. The Fund would generally, in adopting a temporary defensive position, buy more conservative U.S. Government securities. Further, in an extreme emergency, the Fund would maintain a large percentage of uninvested cash. If the Fund adopts a temporary defensive position, it might not be able to attain its objective.

DISCLOSURE OF PORTFOLIO HOLDINGS. A complete list of the Fund's portfolio, as of the previous day if available, will be sent at no charge by calling 800-637-1700. This information is available to any person or entity on request. Since the Fund considers this information to be publicly available, there is no restriction on the redistribution of the information. The Fund's chief investment officer is responsible for authorizing the release of the portfolio holdings. The Adviser and the Trustees will review, at least annually, the costs and benefits of disclosing these portfolio holdings to confirm that such disclosure continues to be in the interests of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

PORTFOLIO TRANSACTION FEES. Investment transactions by the Fund are normally principal transactions at net prices. Therefore the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after-market transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

The Adviser places all orders for the purchase and sale of the Fund's investment securities, subject to the overall supervision of the officers and the Trustees of the Fund. In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields. In determining the best net results, the Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Adviser, and research services provided by the dealer to the Adviser. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by the Adviser. Dealers who execute investment securities transactions may also sell shares of a Fund. However, any such sales will not be a factor in the selection of dealers.

FEE ALLOCATION. When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by the Adviser, the transaction fees are allocated as to amount in accordance with the amount of the order placed for each fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

                             MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management and supervision of the Trust and the Fund. The Trustees approve all material agreements between the Fund and the Fund's service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists of Mr. Patrick J. Foye,
Mr. William J. Montgoris and Mr. William E. Viklund, trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act ("non-interested Trustees"). The Audit Committee reviews the Fund's compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The members of the Audit Committee met twice during the last fiscal year. The Audit Committee members receive an annual committee fee of $2,000. The Nominating Committee, also comprised of all of the non-interested Trustees, evaluates the qualifications of candidates and nominates individuals to serve as non-interested Trustees when required. The Nominating Committee does not consider nominees recommended by shareholders. The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be a non-interested Trustee, oversees the implementation of the Fund's valuation procedures as specified in the Fund's Rule 2a-7 valuation procedures. The Nominating Committee and the Valuation Committee did not meet during the fiscal year ended May 31, 2004.

BIOGRAPHICAL INFORMATION. Biographical information relating to the non-interested Trustees, the Officers of the Fund and the Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act (the "interested Trustee"), is set forth below. The Trustees and the Officers of the Fund oversee seven registered investment companies, with 33 portfolios, in the Reserve/Hallmark fund family. None of the Trustees or Officers hold public directorships outside of the Reserve/Hallmark fund family, except Fr. Harrington, who has been a Director of The Bear Stearns Companies, Inc. (financial services company/broker-dealer) since 1993, and Patrick Foye, who has been a Director of the Philadelphia Trust Company (financial services company) since 2002.

INTERESTED TRUSTEE*:


                                                             TERM OF OFFICE**AND        PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE TRUST     LENGTH OF SERVICE         THE LAST FIVE YEARS
 BRUCE R. BENT+                 Chairman, Chief              Chairman and Chief         President of Reserve Management
 Age: 67                        Executive Officer and        Executive Officer          Company, Inc. ("RMCI"); Director and
 The Reserve Funds              Trustee                      since 2000                 Chairman/Chief Executive Officer of
 1250 Broadway                                                                          Reserve Management Corporation
 New York, NY 10001                                          Trustee since              ("RMC") and Chairman and Director of
                                                             1971                       Resrv Partners, Inc. ("Resrv" or the
                                                                                        "Distributor") since 2000; Chairman and
                                                                                        Director of Reserve International
                                                                                        Liquidity Fund (USD) Ltd. since 1990.

                                                                                        Co-founder of The Reserve Fund in
                                                                                        1970; officer thereof since 1970.


NON-INTERESTED TRUSTEES:

                                                             TERM OF OFFICE**AND        PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE TRUST     LENGTH OF SERVICE         THE LAST FIVE YEARS
 JOSEPH D. DONNELLEY            Trustee                      Trustee Since 2004         Retired. Managing Director and General
 Age: 57                                                                                Counsel to the Pershing Division of
 5 Beacon Boulevard                                                                     Donaldson, Lufkin and Jenrette
 Sea Girt, NJ 08750                                                                     Securities Corporation from 1976 to
                                                                                        2002; Director of Compliance for
                                                                                        Donaldson, Lufkin and Jenrette from
                                                                                        1976 to 1982; Member of Pershing
                                                                                        Executive Committee from 1986 to
                                                                                        present) Co-chair of Pershing Credit
                                                                                        Policy Committee from 1986 to 2002

 EDWIN EHLERT, JR.              Trustee                      Trustee since 1971         Retired. President, Premier
 Age: 73                                                                                Resources, Inc. (meeting management
 2517 Highway #35, Bldg. J                                                              firm) since 1987
 Manasquan, NJ 08736



 PATRICK J. FOYE                Trustee                      Trustee since 2001         President and CEO, United Way of Long
 Age: 47                                                                                Island, since February 2004;
 819 Grand Blvd                                                                         Chairman, New York Public Asset Fund
 Deer Park, NY  11729                                                                   (state agency), since 2002; Deputy
                                                                                        Chairman, Long Island Power Authority
                                                                                        (public utility) since 1995; Executive
                                                                                        Vice President of Apartment Investment
                                                                                        and Management Company (real estate
                                                                                        investment) May 1998 to February 2004;
                                                                                        Partner, Skadden, Arps Slate Meagher
                                                                                        & Flom (law firm) from 1989 to 1998.

 DONALD J. HARRINGTON           Trustee                      Trustee since 1987         President of St. John's University,
 Age: 58                                                                                New York since 1989.
 c/o St. John's University
 8000 Utopia Parkway
 Jamaica, NY 11439

 WILLIAM J. MONTGORIS           Trustee                      Trustee Since 1999         Retired since 1999; Chief Operating
 Age: 57                                                                                Officer of The Bear Stearns
 286 Gregory Road                                                                       Companies, Inc. from 1979 to 1999.
 Franklin Lakes, NJ 07417



 FRANK J. STALZER               Trustee                      Trustee Since 2004          Vice President and General
 Age:47                                                                                  Manager of Arrow/Zeus since
 5 Meadowridge Drive                                                                     2004; Vice President of
 New Fairfield, CT 06812                                                                 Marketing for Arrow/Zeus from
                                                                                         2002 to 2004; Vice President of
                                                                                         Sales for Arrow/Zeus from 2000
                                                                                         to 2002; Regional Vice President of
                                                                                         Arrow/Richey from 1999 to 2000;
                                                                                         Regional Director-East of Richey
                                                                                         Electronics from 1996 to 1999

WILLIAM E. VIKLUND             Trustee                       Trustee Since 1999 and      Retired since 1996; President and COO
 Age: 63                                                     from 1987 to 1990           of Long Island Bankcorp from 1980 to
 110 Grist Mill Lane                                                                     1996.
 Plandome Manor, NY 11030



OFFICERS WHO ARE NOT TRUSTEES:

                                                             TERM OF OFFICE**AND       PRINCIPAL OCCUPATIONS DURING
 NAME, ADDRESS, AGE             POSITIONS WITH THE TRUST     LENGTH OF SERVICE         THE LAST FIVE YEARS
 BRUCE R. BENT II+              President and Assistant      Since 2000                 Senior Vice President, Secretary and
 Age: 38                        Treasurer                                               Assistant Treasurer of RMCI, Senior
 The Reserve Funds                                                                      Vice President, Secretary and
 1250 Broadway                                                                          Assistant Treasurer of RMC, and
 New York, NY 10001                                                                     Secretary and Director of Resrv since
                                                                                        2000; Trustee of The Reserve Fund, the
                                                                                        Reserve Tax-Exempt Trust, Reserve New
                                                                                        York Tax-Exempt Trust, and the
                                                                                        Hallmark Equity Series Trust from 1999
                                                                                        to 2001; Vice President of RMC, RMCI
                                                                                        and Resrv from 1992 to 2000.

 ARTHUR T. BENT III+            Chief Operating              Since 2000                 Chief Operating Officer/Treasurer,
 Age: 36                        Officer/Treasurer,                                      Senior Vice President and Assistant
 The Reserve Funds              Senior Vice President                                   Secretary of RMCI, President,
 1250 Broadway                  and Assistant Secretary                                 Treasurer and Assistant Secretary of
 New York, NY 10001                                                                     RMC, and Treasurer and Director of
                                                                                        Resrv since 2000; Vice President
                                                                                        RMC, RMCI and Resrv from 1997 to 2000.

 DANIEL F. BARRY                Controller                   Since 2004                 Vice President, Fund Accounting and Fund
 Age: 57                                                                                Administration, The Bank of New York,
 The Reserve Funds                                                                      from 2000 to 2004; Senior Vice President
 1250 Broadway                                                                          and Board of Trustees, Daiwa Securities
 New York, NY 10001                                                                     Trust Company from 1990 to 2000.


 AMY W. BIZAR                   Secretary                    Since 2003                 Vice President and Senior Counsel,
 Age: 59                                                                                Banking and Regulatory Affairs, GE
 The Reserve Funds                                                                      Consumer Finance - Americas, from
 1250 Broadway                                                                          1998 to 2003
 New York, NY 10001



*    Mr. Bruce R. Bent is an "interested person" of the Fund as defined in
     Section 2(a) (19) of the 1940 Act due to his positions with RMC, RMCI and RESRV.
** Each Trustee shall hold office until he resigns, is removed or until his Successor is duly elected and qualified a Trustee may be removed at any meeting of Shareholders by a vote of a majority of the Fund's Shareholders. A Trustee shall retire upon attaining the age of seventy-five (75) years, unless such retirement age is extended by a vote of the non-interested Trustees. Officers hold their positions with the Trust until a successor has been duly elected and qualified.
+ Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

SHARE OWNERSHIP. As of December 31, 2003, The Trustees were the beneficial owners of the equity securities of the Fund and of all the Funds and Trusts in the Reserve/Hallmark family of funds overseen by each Trustee (the "Supervised Funds"), as indicated below:


                                              AGGREGATE DOLLAR                AGGREGATE DOLLAR RANGE
                                               RANGE OF EQUITY                OF EQUITY SECURITIES IN
                                            SECURITIES IN THE FUND             ALL SUPERVISED FUNDS
     INTERESTED TRUSTEE:
       Bruce R. Bent                                None                           over $100,000

     NON-INTERESTED TRUSTEES:*
       Edwin Ehlert, Jr.                            None                         $50,001-$100,000
       Patrick J. Foye                              None                           over $100,000
       Rev. Donald J. Harrington                    None                               None
       William J. Montgoris                         None                         $50,001-$100,000
       William E. Viklund                           None                          $10,001-$50,000

     * Messrs. Donnelley and Stalzer became Trustees in September 2004.

As of December 31, 2003 neither the non-interested Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv or any entity controlling, controlled by or under common control with the Adviser or the Distributor. As of November 15, 2004, the Officers and Trustees as a group owned less than 1% of any Class of shares of the Fund.

TRUSTEE COMPENSATION. The non-interested Trustees are paid a fee of $3,500 for each joint Board meeting of the Trust and the other trusts in the Reserve/Hallmark fund complex that they attend in person, a fee of $1,000 for each joint telephonic meeting that they participate in, an annual fee of $24,000 for service to all of the trusts in the Reserve/Hallmark fund complex and reimbursement for any out-of-pocket expenses of attending meetings. The members of the Audit Committees receive an annual fee of $2,000 for service on those committees. These fees and expenses are allocated among the funds in the Reserve/Hallmark fund complex on the basis of each fund's relative net assets. The Trustees do not receive any pension or retirement benefits.


                                                            COMPENSATION
                                    COMPENSATION              FROM ALL
                                     FROM THE            RESERVE/HALLMARK
NAME OF TRUSTEE*                       FUND                   TRUSTS**
Edwin Ehlert, Jr.                      $ 30                   $ 40,000
Patrick J. Foye                        $ 30                   $ 40,000
Rev. Donald J. Harrington              $ 30                   $ 40,000
William J. Montgoris                   $ 30                   $ 40,000
William E. Viklund                     $ 30                   $ 40,000

----------

           * Messrs. Donnelley and Stalzer became Trustees in September 2004.

          ** Each Trustee serves on the Board of seven registered investment companies, which encompass a total of 33 funds.


Under the Declarations of Trust, the Trustees and Officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or Officer of the Trust. Neither the interested Trustee nor the Officers of the Fund receive any compensation from the Trust or the Fund.

CODE OF ETHICS. The Trust, the Adviser and Resrv have adopted a Code of Ethics (the "Code"), conforming to the requirements of the Investment Company Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit, commercial paper or municipal bonds.

PROXY VOTING. The Trustees have delegated proxy voting authority, with respect to the Fund's portfolio securities, to RMCI. In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940,
RMCI has adopted and implemented the proxy voting policy and procedures set forth in Appendix B to this SAI, with respect to the Trust. RMCI believes that the policy and procedures ensure that proxies are voted in the best interest of the Fund and the shareholders, in accordance with its fiduciary duties and applicable rules and regulations.


RMCI's proxy voting policy and procedures, as well as information about how a particular proxy was voted, are available upon request. Please contact The Reserve Funds, 1250 Broadway, New York, NY 10001-3701, attn: Client Services or call 888-823-2867 to request a copy.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trust. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are each considered a "controlling person" of RMCI based on their direct and indirect securities ownership.

INVESTMENT MANAGEMENT AGREEMENT. The Trust, on behalf of the Fund, have entered into Investment Management Agreements with the Adviser (the "Management Agreement") which provides for a comprehensive management fee structure. Under the Management Agreement, RMCI manages the Fund's investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Investment Management Agreement, RMCI is paid a comprehensive management fee (the "Management Fee"), which includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of administrative and customary operating expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, payments pursuant to the Trust's distribution plan and the fees and expenses of the non-interested Trustees, for which the Fund pays its direct or allocated share. The Management Fee at an annual rate of 0.80% is paid on the average daily net assets of the single share class.

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund that would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. RMCI received the following aggregate management fees, and waived fees in the amounts shown, for the Fund for the fiscal years indicated:

STRATEGIST FUND


          YEAR ENDED MAY 31,       MANAGEMENT FEE       FEE WAIVER
          ------------------       --------------       ----------
              2002                    $181,577            $90,788
              2003                    $192,847            $71,422
              2004                    $100,470            $57,284

APPROVAL OF THE MANAGEMENT AGREEMENT. The Management Agreement for the Fund was approved by the Fund's shareholders in 1999, and is renewed annually if approved by the Trustees and by the separate vote of a majority of the non-interested Trustees. The Management Agreement may be terminated without penalty, upon sixty (60) days' written notice, by the Adviser or by a vote of the Trustees or of a majority of the outstanding voting shares of the Fund.

In considering the continuation of the Fund's Management Agreement, the Trustees, including the non-interested Trustees, compared the fees charged by the Adviser to those of similar funds and clients for comparable services and the total expenses of the Fund in comparison to other comparable funds. The Trustees also considered the Fund's performance relative to its peer group and analyzed the expenses incurred by RMCI and its affiliates with respect to the Fund. The Trustees discussed RMCI's profitability with respect to the Fund and any additional benefits received by RMCI or its affiliates in connection with providing services to the Fund.

After requesting and reviewing such information as they deemed necessary, the Trustees, including a majority of the non-interested Trustees, concluded that the advisory fee was reasonable in light of the extent and quality of the advisory services provided and that the continuation of the Management Agreement was in the best interests of the Fund and its shareholders. No single factor was identified by the Trustees as the principal factor in determining to renew the Management Agreement with RMCI. The non-interested Trustees were advised by legal counsel to the Funds.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION PLANS. The Trust has adopted a distribution plan under Rule 12b-1 of the Investment Company Act (a

"Distribution Plan" with respect to the single share class of the Fund. Under its Distribution Plan, the Fund pays distribution (12b-1) fees on the average daily net assets of the Fund at the rate of 0.20% regardless of the amount of expenses incurred. From time to time, Resrv may waive all or a portion of such fees.

Resrv pays brokers, financial institutions and other financial intermediaries ("Intermediaries") for services to the Fund's shareholder accounts at an annual rate of 0.20% of the average daily net assets of the accounts serviced by such Intermediary. Such services may include, but are not limited to, the establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investments in Fund shares from the intermediary's clients accounts. Substantially all such payments are paid to Intermediaries for distribution and administrative services. The Fund may use a portion of the distribution payments to pay for sales materials or other promotional activities directly. The Trust's Controller or Treasurer reports the amounts and uses of distribution payments to the Board quarterly and in connection with the Trustees' annual consideration of the renewal of the Distribution Plan and related agreements. The Trustees have determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Fund paid the following fees under its Distribution Plan for the periods indicated:


              FOR YEAR ENDED MAY 31,        12b-1 FEES          FEE WAIVER
              ----------------------        ---------           ----------
                  2004                        $26,292            $26,292
                  2003                        $35,724            $35,724
                  2002                        $45,394            $45,394


Substantially all of such amounts were paid to Intermediaries for providing shareholder and distribution services. As of May 31, 2004, for the period since the inception of each Distribution Plan, the distribution revenues have equaled the distribution expenses for each of the Funds.

DISTRIBUTION AGREEMENT. The Trust, on behalf of the Fund, has entered into a distribution agreement with Resrv (the "Distributor"), an affiliate of RMCI (the "Distribution Agreement") for the distribution of the Fund's shares. The Trust has authorized the Distributor, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. Resrv, located at 1250 Broadway, New York, NY 10001, acts as the "principal underwriter" for the Fund and as such arranges for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with Intermediaries of its choice for the sale of Fund shares. Resrv's principal business is the distribution of mutual fund shares. During the fiscal year ended May 31, 2004, no payments made under the Distribution Agreements were retained by Resrv.

In addition to the amounts paid under the Distribution Agreement and the Distribution Plan, RMCI may, at its discretion, pay an Intermediary amounts from its own resources.

APPROVAL OF DISTRIBUTION ARRANGEMENTS. The Distribution Plan and the Distribution Agreement may be renewed from year to year, if approved by the Trustees and by the vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in such Distribution Agreement or Distribution Plan, cast in person at a meeting called for the purpose of voting on such renewal. All material amendments to the Distribution Agreement or Distribution Plan must be approved by a vote of the Trustees and of the non-interested Trustees, cast in person at a meeting called for the purpose of such vote. The Distribution Agreement or Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. The Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the Fund, or by a vote of the non-interested Trustees. The Distribution Agreement will terminate automatically in the event of its assignment.

                             OTHER SERVICE PROVIDERS

TRANSFER AGENT. The Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. JP Morgan Chase Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets of the Fund (the "Custodian") pursuant to a Custodian Agreement with the Trust on behalf of the Fund. The Bank of New York, 1 Wall Street, New York, NY 10286 and State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 provide custody services to the Fund in connection with certain repurchase agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Committee has selected PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017 as the Trust's independent registered public accounting firm. The Fund's financial statements for the fiscal year ended May 31, 2004, have been audited by PwC and are incorporated herein by reference in reliance upon the report of such firm.

                           HOW TO BUY AND SELL SHARES

CALCULATION OF NET ASSET VALUE

The Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests. The cut-off time is 2:00 PM Eastern Time. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. The NAV per share is computed by dividing the value of the net assets of the Fund by the number of outstanding Fund shares. The valuation of the Fund's portfolio securities is based upon their amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. RMCI will report to the Trustees any deviations of more than 0.25%, between the net asset value calculated using market quotations and that calculated on the Fund's amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to new investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. The Fund cannot guarantee that its net asset value will remain at $1.00 per share, although the NAV of the Fund has done so since inception.

PURCHASE OF SHARES

Shares of the Fund are sold without a front or back-end sales load. You may be charged a fee if you effect transactions in shares of the Fund through a securities dealer, bank or other financial institution. Purchase requests must be received by the Fund by the cut-off time of 2:00 PM Eastern Time, on days that the Fund is open, in order to be effective at the NAV calculated on such day. The Fund reserves the right to reject any purchase order.

The minimum initial investment for $1,000 for all accounts. There is no minimum for subsequent investments except for IRA's which require a minimum subsequent investment of $250.

The Fund may reduce or waive the initial and subsequent minimums in certain circumstances and may set or change a period of time within which the minimum initial investment must be accumulated.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Fund from fraud, Reserve will not accept checks payable to third parties. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to the Strategist Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Call The Reserve Funds at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer. Wire transfers will not be accepted for purchases at the day's NAV if your purchase order is not received before the Fund's cut-off time for purchases.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

No purchase of shares may be changed or cancelled after the cut-off time. If shares purchased are paid for by wire and the wire is not received by the Fund or if shares are purchased by check, which, after deposit, is returned unpaid or proves uncollectible. The investor will be held fully responsible for any losses incurred by the Fund, the Adviser or the Distributor. The Fund may redeem shares from any account registered in that purchaser's name and apply the proceeds therefrom to the payment of any amounts due the Fund, the Adviser or the Distributor.

INVESTMENTS THROUGH INTERMEDIARIES. Investments may also be made through Intermediaries that may be subject to different policies and fees than those described here. Such investments may involve the Intermediary's own redemption minimums, services fees, and other redemption requirements. Intermediaries may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Some Intermediaries may establish higher minimum investment requirements than those set forth above. Some Intermediaries may charge additional fees for their services, which would reduce their clients' yield or return. In addition, certain privileges with respect to the purchase and redemption of shares may not be available through Intermediaries or may only be available subject to certain conditions or limitations. Intermediaries may also hold shares in nominee or "street name" on behalf of their clients. In such instances, the Trust will have no information about each individual account. Most Intermediaries receive payments under the Fund's Distribution (12b-1) Plan for recordkeeping and other services and assistance in distributing Fund shares. Intermediaries are responsible for the prompt transmission of purchase and redemption orders. Some
Intermediaries may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. You should consult a representative of the financial intermediary for more information. The Fund's Prospectus and SAI should be read in connection with materials from such Intermediary regarding its fees and services.

PURCHASING SHARES WITH SECURITIES. Subject to the approval of the Trust, shares of the Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SHARE CERTIFICATES. Share certificates are not issued by the Fund.

JOINT OWNERSHIP. When an account is registered in the name of two people, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

ANTI-MONEY LAUNDERING REQUIREMENTS. The Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

REDEMPTION OF SHARES

You may redeem your shares on each day that the Fund's NAV is calculated. Redemption requests must be received by the Fund by the cutoff time on such days in order to be effective at that day's NAV. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by the Fund. Redemption requests received after the cut-off time for the calculation of the Fund's NAV on any day will be redeemed at the net asset value calculated on the next business day.

Redemption proceeds can be paid to you by check or wire transfer. When redeeming recently purchased shares, please be aware that if the Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Fund may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 may be charged on redemption checks for less than $100 and a wire redemption fee of $10 may be charged on wire redemptions of less than $10,000. Service fees may be reduced or waived under certain conditions.

MINIMUM BALANCE REQUIREMENT. Because of the expenses of maintaining shareholder accounts, if your account, other than an Individual Retirement Account ("IRA"), has an average monthly account balance of less than $1,000 and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some Intermediaries may establish different minimum balances and fee amounts.

THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF WIRED OR MAILED
                                     FUNDS.

REDEMPTIONS IN KIND. Redemption payments will normally be made by check or wire transfer, but the Fund is authorized to make payment for redemptions partly or wholly by delivery of investment securities valued at the same aggregate net asset value as the shares being redeemed ("redemptions in kind"). The Fund may make redemptions in kind to the extent that a shareholder's redemptions in any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the Fund. The Funds intend to redeem in kind only when necessary. In disposing of securities received in such a redemption, a shareholder might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the Fund on the redemption date. The Fund has not utilized this option since inception.

WRITTEN REQUESTS. Redemption instructions and options should be specified when your account is opened. Certain subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. You may redeem shares by a letter of instruction which includes: the name(s) and signature(s) of all accountholders, with the signature(s) guaranteed if necessary, your account number, the Fund name, the dollar amount of shares you want to redeem, and how and where to send the proceeds. If you are redeeming an IRA, please note the applicable withholding requirements.

SIGNATURE GUARANTEES. To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:

     - the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

     -    the account address has been changed within the past 30 days; or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries cannot provide signature guarantees. The Fund may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

TELEPHONE REQUESTS. You also may redeem shares by calling the Fund at 800-637-1700. Unless you have not signed up for telephone privileges and a Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Intermediary through which shares of the Fund were purchased or, if purchased directly from the Fund, it is necessary to send a written request to the Fund with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed, or (b) when the SEC has determined that trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit.

  IF SHARES OF A FUND ARE PURCHASED BY CHECK, THE FUND WILL DELAY TRANSMITTAL
    OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY TAKE UP
                         TO TEN (10) BUSINESS DAYS.

Shareholder checks written against funds that are not yet considered collected may be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE. Shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Exchange requests must be received by the Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked to box to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, the Fund will provide written confirmation of exchange transactions. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

REPORTS AND STATEMENTS. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. Duplicate shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report will not be sent to related accounts at a common address, unless instructed to the contrary by you. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time and may differ for shares held through a financial intermediary.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund ordinarily declares dividends from its daily net investment income (and net short-term capital gains, if any) on each day The Reserve Funds are open for business. The Fund's earnings for Saturdays, Sundays and holidays may be declared as dividends on the preceding or following business day. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains un-cashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by un-cashed distribution or redemption checks.

TAXES. The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Fund of any liability for federal income tax to the extent its earnings and gains, if any, are distributed in accordance with applicable provisions of the Code. If the Fund does not qualify as a RIC, it would be treated for tax purposes as an ordinary corporation subject to federal income tax and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC's taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund, intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") will be taxable to a U.S. shareholder as ordinary income. Recently enacted legislation reduces the tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these rules, a certain portion of ordinary income dividends constituting "qualified dividend income" when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent the Fund's distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute "qualified dividend income". Thus, ordinary income dividends paid by the Fund generally will not be eligible for taxation at the reduced rates. Similarly, because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. While municipal obligations generally pay interest which is excludible from gross income for Federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid to shareholders. Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Distributions in excess of the Fund's earnings and profits will first reduce the shareholder's adjusted tax basis in his or her shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset).

Ordinary income and capital gain dividends are taxable to shareholders as described even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, gain derived by the Fund from the disposition of any market discount bonds (I.E., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues. Gains or losses attributable to fluctuations in exchange rates which occur between the time Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

In the event that the Fund fails to maintain a constant NAV per share, upon the sale or other disposition of shares of the Fund, a shareholder may realize a taxable gain or loss. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets, will be long-term or short-term generally depending upon the shareholder's holding period for the shares. A loss realized on a sale or exchange of the Fund's shares will be disallowed if other shares of the Fund are acquired (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares.

The Fund is currently required by federal law to withhold 28% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or
(iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the shareholder's social security number.

The tax consequences to a foreign shareholder of an investment in the Fund will generally be different from those described herein.

Investors are advised to consult their own tax adviser(s) with respect to the particular tax consequences to them of an investment in the Fund.

                                YIELD INFORMATION

The yield on the Fund's shares may fluctuate. The yield for past periods is not an indication of future yields. The yield is affected by such factors as changes in the type and quality of portfolio securities held, portfolio maturity and operating expenses. Although yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality, current yield information may not provide a basis for comparison with investments that pay a fixed yield over a fixed period of time.

For the seven-day period ended May 31, 2004 the Fund's current yield was 0.71% and its effective yield was 0.71%. The Fund computes its yield and effective yield in accordance with the regulations adopted by the Commission described below:

YIELD QUOTATION. The Fund's yield for a seven day period is calculated by determining the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, exclusive of capital changes and income other than investment income, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by 365 and divided by seven. The resulting yield figure is carried out to at least the nearest hundredth of one percent.

EFFECTIVE YIELD QUOTATION. The Fund's effective yield for a seven day period is calculated, to at least the nearest hundredth of one percent, by determining the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, exclusive of capital changes and income other than investment income, and subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Trust may refer to the growth of assets managed or administered by RMCI over certain time periods in its advertising and sales literature.

                           INFORMATION ABOUT THE TRUST

The Trust's Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of the Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, and redemptions. The Trustees do not intend to hold annual shareholder meetings but will call such special meetings of shareholders as may be required under the Investment Company Act or by the Declaration of Trust.

Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any un-issued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the shares. Any such changes must comply with applicable federal securities laws which require that each class be preferred over all other classes in respect to assets specifically allocated to such class.

Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should additional share classes of the Fund be authorized and the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares.

Each share has one vote except that should additional share classes of the Fund be authorized and if a class is separately affected by a matter requiring shareholder vote, each class will vote separately on such matters. Shares of all classes would vote together for the election of Trustees. Fund shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

     All consideration received by a Trust for shares of the Fund and all assets in which such consideration is invested will belong to that Fund (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of any other series and/or class. The Trust has the ability to create, from time to time, new series and/or classes without shareholder approval.

     Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declarations of Trust provide, in substance, that no shareholder or trustee shall be personally liable for the Fund, and each investment portfolio's obligations to third parties, and requires that every written contract made by the Fund contain a provision to that effect. The Declarations of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

     The Declaration of Trust further provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PRINCIPAL SHAREHOLDERS. As of November 12, 2004, the following persons or entities owned of record, or were known to own beneficially, 5% or more of the outstanding shares of the Fund:


NAME                                                                 PERCENTAGE
-------------------------------------------------------------------------------
AEIS Omnibus - Strategist                                              99.9%
733 Marquette Ave I9/692
Minneapolis, MN 55440

Any shareholder beneficially owning more than 25% of a Fund's outstanding shares, either directly or indirectly, may be considered a controlling person of that Fund. That shareholder's vote could have a more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.


                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements for the fiscal year ended May 31, 2004 are incorporated into this SAI by reference to the Fund's Annual Report dated May 31, 2004. The Fund's Annual Report is available at no charge by calling 800-637-1700.

                                                                 APPENDIX A
                                 CREDIT RATINGS

The following are the rating designations of certain short-term instruments and issuers and their respective meanings.

STANDARD & POOR'S ("S&P") Instruments with the greatest capacity for timely payment are rated A by S&P. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

S&P ratings with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an "SP-1+" designation. SP-2,the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Moody's highest rating for short-term notes is MIG1/VMIG1; MIG-1/VMIG-1 denotes "superior credit quality", enjoying "highly reliable liquidity support' or "demonstrated broad-based access to the market for refinancing"; MIG2/VMIG2 denotes "strong credit quality" with margins of protection that are ample although not so large as MIG1/VMIG1.

FITCH RATINGS ("Fitch") employs the ratings F1 - F3 for short-term investment grade obligations. F1 denotes the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments. A "+" may be appended to an F1 rating class to denote any exceptionally strong credit feature. F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. F3 denotes fair credit quality. It indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Fitch Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Fitch Individual Ratings are assigned only to banks. 'A' denotes a very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment or prospects. 'B' denotes a strong bank. There are no major concerns regarding the bank. Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment or prospects. 'C' denotes an adequate bank, which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment or prospects.

                                                                     APPENDIX B

                         RESERVE MANAGEMENT COMPANY, INC
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY

     Reserve Management Company, Inc. (the "Adviser") acts as investment adviser for the various series of The Reserve Funds, registered investment companies, referred to collectively as the "Funds". The Adviser has full authority to vote proxies on behalf of each Fund. Although the Funds do not invest in corporate securities, they may on occasion invest in affiliated or other mutual funds which may issue proxies from time to time. Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its authority in accordance with this Policy and Procedures.

     When voting proxies for the Funds, the Adviser's utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund's account.

II.  PURPOSE

     The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

III. PROCEDURES

     The Portfolio Manager of each Fund (each a "Portfolio Manager") is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of each Fund's best interests. Although many proxy proposals can be voted in accordance with the Funds' established guidelines (see
Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

     A.   CONFLICTS OF INTEREST

     Where a proxy proposal raises a material conflict between the Adviser's interests and an interest of any Fund, the Adviser will resolve such a conflict in the manner described below:

          1. VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser has LITTLE OR NO DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

          2. OBTAIN CONSENT. To the extent that the Adviser HAS DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities. The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict such that each affected Fund would be able to make an informed decision regarding the vote. If a Fund does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund's account.

     Each Portfolio Manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this Section III.A.

     B.   Limitations

     In certain circumstances, in accordance with a Fund's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

          1. FUND MAINTAINS PROXY VOTING AUTHORITY: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.

          2. TERMINATED ACCOUNT: Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.

          3. LIMITED VALUE: If the Adviser determines that the value of a Fund's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the Fund's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the Fund account is less than $500.

          4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the Fund's account, the Adviser may recall the security for purposes of voting, subject to the securities lending agreements with the Funds' custodian in place at that time.

          5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund's proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

IV.  RECORD KEEPING

     In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

     The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.   PROXY VOTING GUIDELINES

     Each proxy issue will be considered individually. The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules. The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed. However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

     The following guidelines are grouped according to the types of proposals generally presented to stockholders. Part A deals with proposals that have been approved and recommended by the company's board of directors. Part B deals with proposals submitted by stockholders for inclusion in proxy statements. Part C addresses unique considerations pertaining to foreign issuers.

     A.   BOARD APPROVED PROPOSALS

     The vast majority of matters presented to stockholders relate to proposals made by the issuer itself. These proposals have been approved and recommended by the issuer's board of directors. The Funds fully support the enhanced corporate governance practices being implemented and intend to hold corporate boards accountable for their actions in promoting stockholder interests. Accordingly, the Funds' proxies will generally be voted for board-approved proposals, except as follows:

       a. The Funds will withhold votes for any nominee for director who is considered independent by the company but who has received compensation from the company other than for service as a director (such as for investment banking, consulting, legal or financial advisory services).

       b. The Funds will vote on a case-by-case basis in contested elections of directors and on proposals to classify a board of directors.

       The Funds will vote on a case-by-case basis on board approved proposals:

              -   relating to executive compensation.

              -   relating to changes in a company's capitalization.

              - relating to acquisitions, mergers, re-incorporations, reorganizations and other similar transactions.

              -   to adopt any form of anti-takeover measures.

              - to amend a company's charter or bylaws (except for charter amendments which are necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

             - on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

     B.   STOCKHOLDER PROPOSALS

     The Securities and Exchange Commission regulations permit stockholders to submit proposals for inclusion in a company's proxy statement. These proposals often seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The Funds will vote on a case-by-case basis on all shareholder proposals.

     C.   VOTING SHARES OF FOREIGN ISSUERS

     Because foreign issuers are incorporated outside of the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing certain foreign issuers may provide substantially less protection for shareholders. As a result, the above guidelines, which are premised on the existence of sound corporate governance and disclosure frameworks, may not be appropriate under some circumstances for foreign issuers. Therefore, the Funds will vote proxies of foreign issuers on a case-by-case basis.

APPROVED AS OF DECEMBER 2, 2004

PART C

Item 22. Exhibits

      (a) Declaration of Trust and Amendments, filed as an exhibit to Post-Effective Amendment No. 60, dated July 31, 1999, to the Registrant's registration statement on Form N-1A (the "Registration Statement"), is incorporated by reference.

      (b) Bylaws and Amendments filed, as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement, dated July 31, 1999, is incorporated by reference.

      (c) See (a) and (b).

      (d)(1) Form of Investment Management Agreement for the Strategist Money Market Fund, filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement, dated July 31, 1999, is incorporated by reference.

      (e) Form of Distribution Agreement, filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement, dated July 19, 2001, is incorporated by reference.

      (f) Not applicable

      (g)(1) Global Custodian Agreement with Chase Manhattan Bank, filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement, dated July 31, 1999, is incorporated by reference.

      (g)(2) Amendment to Global Custodian Agreement, filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement, dated July 19, 2001, is incorporated by reference.

      (h) Not applicable

      (i) Opinion of Counsel, filed as an exhibit to Post-Effective Amendment No. 46 to the Registration Statement, dated August 11, 2003, is incorporated by reference.

      (j) Consent of Independent Registered Public Accounting Firm.

      (k) Not applicable

      (l) Not applicable

      (m)(1) Form of Registered Dealer Agreement, filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement, dated July 31, 1999, is incorporated by reference.

      (m)(2) Plan of Distribution, filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement, dated April 9, 2001, is incorporated by reference.

      (n) Registrant's Plan Pursuant to Rule 18f-3, filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement, dated April 9, 2001, is incorporated by reference.

      (o) Reserved

      (p) Code of Ethics, filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement, dated July 19, 2001, is incorporated by reference.

Item 23. Persons Controlled by or Under Common Control with Registrant Not Applicable

Item 24. Indemnification

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed the final adjudication of such issue.

Item 25. Business and Other Connections of Investment Adviser

Reserve Management Company, Inc. ("RMCI") acts as the investment adviser for each series of the following open-end registered management investment companies: The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Hallmark Equity Series Trust, Reserve Municipal
Money-Market Trust and Reserve Short Term Investment Trust.

Each executive officer of RMCI is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged since June 1, 2002 for his own account or in the capacity of director, officer, partner or trustee. Mr. Bruce Bent is Chairman/CEO and Trustee, Mr. Bruce Bent II is President and Assistant Treasurer, and Mr. Arthur Bent III is Chief Operating Officer/Treasurer, Senior Vice President and Assistant Secretary of each of the Trusts for which RMCI acts as investment adviser. The address of each of the registered investment management companies listed above, RMCI, Reserve Management Corporation and Resrv Partners, Inc. is 1250 Broadway, 32nd Floor, New York, New York 10001.


                  POSITION WITH
NAME                THE ADVISER                 OTHER BUSINESSES
Bruce R. Bent       Chairman/CEO                Chairman/CEO, Director of Reserve
                                                Management Corporation; Chairman and
                                                Director of Resrv Partners, Inc.

Bruce R. Bent II    President and               Senior Vice President, Secretary and
                        Secretary               Director of Reserve Management
                                                Corporation; Secretary and
                                                Director of Resrv Partners, Inc.

Arthur              Senior Vice President       President, Treasurer and
T. Bent III         CO0/Treasurer               Director of Reserve Management
                                                Corporation and Treasurer
                                                and Director of Resrv Partners, Inc.

Daniel F. Barry     Controller                  Controller of Reserve Management

                                                Corporation and Reserv Partners, Inc.


Item 26. Principal Underwriters

(a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.

(b) Provided below is the name, positions and offices with Resrv Partners, Inc. and positions and offices with each series of the Registrant for each Director, Officer or partner of Resrv Partners, Inc. The principal business address of each such person is 1250 Broadway, 32nd Floor, New York, New York 10001.


                      POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
NAME                  WITH RESRV PARTNERS, INC.   WITH THE REGISTRANT
--------------------  --------------------------  ---------------------------------
Bruce R. Bent         Chairman and Director       Chairman and CEO

Mary Belmonte         President                   None

Bruce R. Bent II      Secretary, Assistant        President and Assistant Treasurer
                      Treasurer and Director

Arthur T. Bent III    Treasurer, Assistant        Senior Vice President, Treasurer,
                      Secretary and Director      Chief Operating Officer and
                                                  Assistant Secretary

Daniel F. Barry       Controller                  None

Amy W. Bizar          Counsel                     Secretary


(c)   Not applicable.

Item 27. Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 28. Management Services
     See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 29. Undertakings     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 8th day of December, 2004.

                     THE RESERVE FUND

                      By:  /s/ Bruce R. Bent II
                         -------------------------------
                         Bruce R. Bent II, President

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons to the capacities and on the date indicated.


Bruce R. Bent*                   Chairman, CEO and Trustee      December 8, 2004
----------------------------
Bruce R. Bent II

/s/  Bruce R. Bent II            President and Assistant
----------------------------     Treasurer
Bruce R. Bent II

Arthur T. Bent III*              Senior Vice President,
----------------------------     Treasurer, Chief Operating
Arthur T. Bent III               Officer and Assistant
                                 Secretary

Joseph D. Donnelley*             Trustee
----------------------------
Joseph D. Donnelley

Edwin Ehlert, Jr.*               Trustee
----------------------------
Edwin Ehlert, Jr.

Patrick Foye*                    Trustee
----------------------------
Patrick Foye

Donald J. Harrington*            Trustee
----------------------------
Donald J. Harrington

William Montgoris*               Trustee
----------------------------
William Montgoris

Frank J. Stalzer*                Trustee
----------------------------
Frank J. Stalzer

William E. Viklund*              Trustee
----------------------------
William E. Viklund

*  Signed pursuant to a power of attorney                       December 8, 2004

By:  /s/  Bruce R. Bent II
----------------------------
Bruce R. Bent II

                                  EXHIBIT INDEX

Exhibit
Numbers          Description
-------          -------------------------------------------------------------
  (j)            Consent of Independent Registered Public Accounting Firm.